Horizon Tactical Fixed Income Fund
Schedule of Investments
as of February 29, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.3%	Shares	Value
iShares 20+ Year Treasury Bond ETF	132,427	$12,471,975
iShares iBoxx Investment Grade Corporate Bond ETF(a)	159,013	17,119,340
iShares J.P. Morgan USD Emerging Markets Bond ETF	179,205	15,823,802
iShares Preferred and Income Securities ETF(a)	958,639	30,849,003
SPDR Blackstone Senior Loan ETF	292,882	12,312,759
SPDR Bloomberg Convertible Securities ETF	433,505	31,073,638
VanEck Fallen Angel High Yield Bond ETF	1,705,252	48,974,837
Vanguard Total International Bond ETF	96,636	4,709,072
Xtrackers USD High Yield Corporate Bond ETF	869,693	30,874,102
TOTAL EXCHANGE TRADED FUNDS (Cost $204,253,181)		204,208,528

SHORT-TERM INVESTMENTS - 14.1%
Investments Purchased with Proceeds from Securities Lending - 13.5%	Shares
First American Government Obligations Fund - Class X, 5.16%(b)	27,809,373	27,809,373

Money Market Funds - 0.6%	Shares
First American Treasury Obligations Fund - Class X, 5.23%(b)	1,256,371	1,256,371
TOTAL SHORT-TERM INVESTMENTS (Cost $29,065,744)		29,065,744

TOTAL INVESTMENTS - 113.4% (Cost $233,318,925)		$233,274,272
Liabilities in Excess of Other Assets - (13.4)%		(27,536,534)
TOTAL NET ASSETS - 100.0%		$205,737,738

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of February 29, 2024. The total market value of these securities was $27,311,874 which represented 13.3% of net assets.
(b)	The rate shown represents the 7-day effective yield as of February 29, 2024.

Horizon Tactical Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$204,208,528	$–	$–	$204,208,528
Investments Purchased with Proceeds from Securities Lending	27,809,373	–	–	27,809,373
Money Market Funds	1,256,371	–	–	1,256,371
Total Assets	$233,274,272	$–	$–	$233,274,272